UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2017

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events

Quarterly Dividend

On February 8, 2017, the Board of Directors of State Bank Financial Corporation (the "Company") declared a quarterly dividend of $.14 per common share to be paid on March 14, 2017 to the common stock shareholders of record as of March 6, 2017. A copy of the press release announcing the cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Extension of Stock Repurchase Plan

On February 10, 2017, the Company extended its existing written trading plan for the purpose of purchasing up to 1,500,000 shares of its common stock in accordance with the guidelines specified in Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, for an additional year. The trading plan will now expire on the earlier of (a) February 24, 2018, (b) the date on which the maximum aggregate number of shares authorized to be repurchased has been repurchased, or (c) after written notice by the broker or the Company as specified in the trading plan. Because repurchases made under the plan are subject to SEC regulations as well as certain constraints specified in the plan, there is no guarantee regarding the exact number of shares that will be repurchased under the plan.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors, such as the market price of our stock compared to the price at which we have authorized our broker to repurchase our shares. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans or expectations contemplated by our company will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year, for a description of some of the other factors that may affect actual outcomes.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on February 8, 2017 regarding the announcement of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: February 13, 2017	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer